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                                                                   EXHIBIT 10.14

                            SIXTH AMENDMENT TO LEASE

         This SIXTH AMENDMENT TO LEASE (this "Sixth Amendment") is made this 30 day of September, 2003 by and between TIAA REALTY, INC., a Delaware corporation ("Landlord") and TriPath Imaging, Inc., a Washington corporation, successor-in-interest to AutoCyte, Inc., successor-in-interest to NeoPath, Inc., a Washington corporation ("Tenant").

                                    RECITALS

         A. Landlord is the landlord and Tenant is the tenant under that certain Lease dated October 1, 1994 (("Initial Lease"), as modified by First Amendment to Lease dated February 16, 1995 ("First Amendment"), Second Amendment to Lease dated November 21, 1995 ("Second Amendment"), Third Amendment to Lease dated November 6, 1997 ("Third Amendment"), Fourth Amendment to Lease dated October 15, 1998 ("Fourth Amendment"), and Fifth Amendment to Lease dated September 29, 1999 ("Fifth Amendment"). As used herein the "Amended Lease" shall mean the Initial Lease as modified by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment and Fifth Amendment. The "Lease" shall mean the Amended Lease as further amended by this Sixth Amendment.

         B. Pursuant to the Amended Lease, as of the date of this Sixth Amendment, Tenant leases 42,172 rentable square feet located at Building H, 8271 and 8279 154th Avenue NE, Redmond, Washington 98052 ("Building H Premises"); and 30,000 rentable square feet located in Building K, 8210 154th Avenue NE, Redmond, Washington 98052 ("Building K Premises").

         C. Landlord and Tenant desire to amend the Amended Lease to delete a portion of the Building H Premises, extend the Lease Term with respect to the undeleted portion of the Building H Premises, and make certain other modifications to the Amended Lease, all on the terms and conditions set forth below.

         D. Except as otherwise specifically defined herein all capitalized terms shall have the meanings assigned in the Amended Lease.

                                    AGREEMENT

         In furtherance of the Recitals set forth above, which are incorporated herein by reference, and in consideration of the mutual promises and covenants set forth below, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties acknowledge and agree to the following:

         1. Deletion of a Portion of the Building H Premises. On January 1, 2004, the portion of the Building H Premises depicted on the attached Exhibit A ("Deleted Premises") and consisting of an agreed 22,172 rentable square feet shall be deleted from the Building H Premises. From and after January 1, 2004, the Building H Premises shall consist of an agreed 20,000 rentable square feet. Notwithstanding the foregoing, the deletion of the Building H Premises described in this paragraph is contingent on Tenant's paying Landlord the Termination Fee as required under the following paragraph.

         2. Termination Fee. In consideration of Landlord's agreeing to delete a portion of the Building H Premises as set forth in the prior paragraph, Tenant shall pay Landlord a termination fee of $156,882 ("Termination Fee"). Tenant shall pay Landlord the Termination Fee according to the following schedule:

                  (a) Tenant shall pay Landlord $56,882 ("Initial Payment") on or before November 1, 2003;

                  (b) The remaining $100,000 of the Termination Fee will be amortized over thirty-six (36) months, commencing on January 1, 2005, at ten percent (10%) per annum. Tenant shall pay Landlord such amount in thirty-six
(36) equal monthly installments of $3,227 per month (which includes interest), payable at the same time and in the same manner as the payment of Base Monthly Rent, commencing on January 1, 2005.

         3.       Lease Term of Building H Premises. The Lease Term,
SOLELY WITH RESPECT TO THE BUILDING H PREMISES, hereby is extended to December 31, 2007.

         4. Base Monthly Rent for Building H Premises. From and after January 1, 2004, the Base Monthly Rent FOR THE BUILDING H PREMISES shall be as follows:

                  January 1, 2004 - December 31, 2004      $23,644/month

                  January 1, 2005 - December 31, 2006      $20,500/month

                  January 1, 2007 - December 31, 2007      $21,873/month

                  The monthly amounts set forth in this paragraph do not include the Installment Payments set forth in Section 2(b) above.

         5. Landlord Work. Prior to January 1, 2004, Landlord will make certain improvements to the Building H Premises, including the construction of demising wails and creation of a lobby, as depicted on the attached Exhibit A-1, A-2, A-3 and A-4 ("Landlord Work"). Other than the Landlord Work as depicted on Exhibit A, Landlord shall not

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be obligated to perform any alterations or improvements to the Building H
Premises and Tenant accepts the same in their "as-is, where-is" condition without any warranties or representations except as set forth in the Lease. Tenant acknowledges that the Landlord Work will be performed in the Building H Premises, and that it may interfere with Tenant's use of the Building H Premises. Tenant shall cooperate with Landlord to make Landlord's completion of the Landlord Work as efficient as possible. Tenant waives all claims against and releases Landlord from any damages or liability with respect to the Landlord Work.

         6. Gas and Electric. From and after January 1, 2004, Tenant shall no longer pay direct to the utility provider the cost of gas and electric utilities for the Building H Premises; rather, Landlord shall thereafter bill Tenant on a monthly basis for the cost of gas and electric utilities provided to the Building H Premises, which amounts shall be determined by Landlord in its reasonable discretion, and Tenant shall pay Landlord such costs within ten (10) days of receipt of invoice.

         7. Building K Premises. The terms and conditions of the Amended Lease with respect to the Building K Premises (including, without limitation, Base Monthly Rent with respect to the Building K Premises) are not modified by this Sixth Amendment. Accordingly, the Lease Term with respect to the Building K Premises shall terminate on December 31, 2004.

         8. Full Force and Effect. All other terms and conditions of the Amended Lease shall remain in full force and effect.

         9. Entire Agreement. This Sixth Amendment and the Amended Lease constitute the entire agreement between Landlord and Tenant with respect to the subject matter of this Sixth Amendment.

Landlord:         TIAA Realty, Inc. a Delaware corporation
                  ----------------------------------------
                  By: Teachers Insurance & Annuity Association
                      of America, a New York corporation, its
                      authorized representative.

                  By  /s/ James P. Garofalo
                      ---------------------
                      JAMES P. GAROFALO
                  Its ASSISTANT SECRETARY

Tenant:           TriPath Imaging, Inc., a Delaware corporation

                  By  /s/ STEPHEN HALL
                      ---------------------
                  Its Sr. VP & CFO

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                                   EXHIBIT A

                              The Deleted Premises

                      [FIRST AND SECOND FLOOR PLAN CHARTS]

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                            [FIRST FLOOR PLAN CHART]

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                             [LOBBY REVISION CHART]


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                           [WEST EXIT REVISION CHART]

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                           [EAST EXIT REVISION CHART]

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STATE OF   NEW YORK  )
                     )ss.
COUNTY OF  NEW YORK  )

         I certify that I know or have satisfactory evidence that James P. Garofalo is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the Assistant Secretary of Teachers Insurance & Annuity Association of America, Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

                  Dated: 10/22/03

                                           /s/ Maryanne Mazzone
                                           ------------------------------------
                                           (Signature)

                                               Maryanne Mazzone
                                           ------------------------------------
                                           (Print Name)
                                           Notary Public, in and for the State
                                           New York residing at LYNBROOK N.Y.
                                           My Commission Expires 11-23-06
                                                 MARYANNE MAZZONE
                                              Notary Public, State of New York
                                                 No 01MA5004890
                                               Qualified in Nassau Country
                                           Commission Expires November 23, 2006
STATE OF NC                 )
                            )ss.
COUNTY OF ALAMANCE          )

         I certify that I know or have satisfactory evidence that STEPHEN HALL is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the Sr. VP & CFO of TriPath Imaging, Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

                  Dated: 10.3.03.

                                            /s/ Jo C Oakes
                                            ------------------------------------
                                            (SIGNATURE)

                                                Jo C Oakes
                                            ------------------------------------
                                            (Print Name)
                                            Notary Public, in and for the State
                                            NC, residing at 619 Country Club Dr.
                                            Burlington NC
                                            My Commission Expires 7-16-08